                                                                    EXHIBIT 99.2
BEAR STEARNS

                                            BEAR STEARNS FINANCIAL PRODUCTS INC.
                                                              383 MADISON AVENUE
                                                                      SUITE 2700
                                                        NEW YORK, NEW YORK 10179
                                                                    212-272-4009

DATE:             February 20, 2002

TO:               Conseco Finance Home Equity Loan Trust 2002-A
ATTENTION:        Mr. Tim Jacobson
TELEPHONE:        651-293-3429
FACSIMILE:        651-293-5695

FROM:             Derivatives Documentation
TELEPHONE:        212-597-2711
FACSIMILE:        212-597-9851

SUBJECT:          Fixed Income Derivatives Amended Confirmation and Agreement

REFERENCE NUMBER:  FXNEC4713

This Confirmation and Agreement is amended and supersedes all previous Confirmations and Agreements regarding this Transaction.

The purpose of this letter agreement (the "Agreement") is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the "Transaction") between Bear Stearns Financial Products Inc.("BSFP") and Conseco Finance Home Equity Loan Trust 2002-A ("Counterparty"). This Agreement, which evidences a complete and binding agreement between you and us to enter into the Transaction on the terms set forth below, constitutes a "Confirmation" as referred to in the ISDA Form Master Agreement (as defined below), as well as a "Schedule" as referred to in the ISDA Form Master Agreement.

1. The definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc. (the "Definitions"), are incorporated into this Agreement. In the event of any inconsistency between those definitions and provisions and this Agreement, this Agreement will govern. This Agreement evidences a complete binding agreement between you and us as to the terms of the Transaction to which this Agreement relates. You and we agree that a Master Agreement (Multicurrency--Cross Border), in the form published by ISDA, but without any Schedule and including the revisions provided below (the "ISDA Form Master Agreement") shall be deemed to have been executed by you and us on the Trade Date of this Transaction and this Transaction will be governed by and be subject to the terms and conditions which would be applicable as if, prior to the Trade Date, the parties had executed and delivered an ISDA Form Master Agreement, (this Agreement and such ISDA Form Master Agreement forming a single agreement between the parties), except that in the event of any inconsistency between the provisions of the ISDA Form Master Agreement and this Agreement, this Agreement will prevail for the purpose of this Transaction. Terms used and not otherwise defined herein, in the ISDA Form Master Agreement or the Definitions shall have the meanings assigned to them in the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of January 1, 2002, among Conseco Finance Securitizations Corp., Conseco Finance Corp. and U.S. Bank Trust National Association.

Reference Number: FXNEC4713 - Amended
Conseco Finance Home Equity Loan Trust 2002-A
February 20, 2002
Page 2 of 15

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

     Type of Transaction:                   Rate Cap

     Notional Amount:                       See the Schedule of Notional Amounts
                                            attached hereto as Schedule A

     Trade Date:                            February 6, 2002

     Effective Date:                        February 6, 2002

     Termination Date:                      February 15, 2010, subject to
                                            adjustment in accordance with the
                                            Business Day Convention.

     Fixed Amount (Premium):

              Fixed Rate Payer:             Counterparty

              Fixed Rate Payer
              Payment Date:                 The 15th calendar day of each
                                            month during the Term of this
                                            Transaction, commencing on March 15,
                                            2002 and ending on August 15, 2004,
                                            subject to adjustment in accordance
                                            with the Business Day Convention.

              Fixed Amount:                 USD 27,454.79

         Floating Amounts:

              Floating Rate Payer:          BSFP

              Cap Rate:                     8.00000%

              Floating Rate Payer
              Period End Dates:             The 15th calendar day of each month
                                            during the Term of this Transaction,
                                            commencing March 15, 2002 and ending
                                            the Termination Date, subject to
                                            adjustment in accordance with the
                                            Business Day Convention.

              Early Payment:                Applicable. The third Business Day
                                            preceding each Floating Rate Payer
                                            Period End Date.

              Floating Rate Option:         USD-LIBOR-BBA

              Designated Maturity:          One month

              Floating Rate Day
              Count Fraction:               Actual/360

Reference Number: FXNEC4713 - Amended
Conseco Finance Home Equity Loan Trust 2002-A
February 20, 2002
Page 3 of 15

         Compounding:                       Inapplicable

         Business Days:                     New York and London

         Business Day Convention:           Modified Following

         Calculation Agent:                 BSFP

3.   Additional Provisions:                 1) Each party hereto is hereby
                                            advised and acknowledges that the
                                            other party has engaged in (or
                                            refrained from engaging in)
                                            substantial financial transactions
                                            and has taken (or refrained from
                                            taking) other material actions in
                                            reliance upon the entry by the
                                            parties into the Transaction being
                                            entered into on the terms and
                                            conditions set forth herein and in
                                            the Agreement relating to such
                                            Transaction, as applicable. This
                                            paragraph (1) shall be deemed
                                            repeated on the trade date of each
                                            Transaction.

                                            2) BSFP represents and warrants that
                                            as of the Trade Date its long term
                                            debt obligations are rated (a) AAA
                                            by S&P, (b) Aaa by Moody's.

4.   Provisions Deemed Incorporated in a Schedule to the ISDA Form Master
     Agreement:

     Part 1. Termination Provisions. For purposes of the ISDA Form Master
             Agreement:

          (a) "Specified Entity" is not applicable to BSFP or Counterparty for any purpose.

          (b) Section 1(c) of the ISDA Form Master Agreement is hereby deleted.

          (c) The provisions of Sections 5(a) (ii), (iii), (iv) and (v) shall not apply to either BSFP or Counterparty.

          (d) The "Cross Default" provisions of Section 5(a)(vi) shall not apply to either BSFP or Counterparty.

          (e) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) will not apply to BSFP or Counterparty.

          (f) The "Automatic Early Termination" provision of Section 6(a) will not apply to BSFP or Counterparty.

          (g) Payments on Early Termination. For the purpose of Section 6(e) of the ISDA Form Master Agreement:

               (i)  Market Quotation will apply.

Reference Number: FXNEC4713 - Amended
Conseco Finance Home Equity Loan Trust 2002-A
February 20, 2002
Page 4 of 15

               (ii) The Second Method will apply.

          (h) "Termination Currency" means United States Dollars.

          (i) Tax Event. The provisions of Section 2(d)(i)(4) and 2(d)(ii) of the ISDA Form Master Agreement shall not apply to BSFP or Counterparty and neither BSFP nor Counterparty shall be required to pay any additional amounts referred to therein.

          (j) Additional Termination Events will apply. The following shall constitute Additional Termination Events:

               (1) Counterparty, with the consent of all holders of Relevant Certificates, shall have the right to declare an Additional Termination Event with BSFP as the sole Affected Party if (a) at any time the unsecured, unsubordinated long term debt obligations of BSFP are rated below A+ by S&P or below A2 by Moody's, and (b) either (i) neither BSFP nor Counterparty, each using its good faith efforts, has caused another party acceptable to the Rating Agencies and the other party hereto and satisfying the Rating Agency Condition to assume the obligations of BSFP hereunder within 30 days of the issuance of such a rating or (ii) BSFP has failed to post additional collateral to secure its obligations under this Agreement in an amount equal to the greatest of (x) 1% of the Notional Amount effective on the date of such downgrade,
               (y) the Floating Rate Payer Amount due on the immediately following Floating Rate Payer Payment Date and (z) that amount which in the view of the Rating Agencies will be sufficient to maintain the then current ratings on the Relevant Certificates.

               (2) In the event that the Class R Certificateholder delivers notice of its intent to purchase the Loans pursuant to Section
               8.06 of the Pooling and Servicing Agreement or the Trust is terminated for any other reason, an Early Termination Date shall occur immediately upon the occurrence thereof and, notwithstanding anything to the contrary in the ISDA Form Master Agreement, Counterparty shall pay to BSFP the sum of all Fixed Amounts outstanding hereunder on the immediately following Payment Date.

               (3) In the event that the Pooling and Servicing Agreement is amended without the prior written consent of BSFP and such amendment affects the amount or timing of payments due to BSFP hereunder or the amount and timing of payments due from BSFP hereunder, an Early Termination Date shall occur immediately upon the occurrence thereof and, notwithstanding anything to the contrary in the ISDA Form Master Agreement or the Pooling and Servicing Agreement, Counterparty shall pay to BSFP the sum of all Fixed Amounts outstanding hereunder on the immediately following Payment Date.

Reference Number: FXNEC4713 - Amended
Conseco Finance Home Equity Loan Trust 2002-A
February 20, 2002
Page 5 of 15

     Part 2. Tax Representations.

          (a) Payer Representations. For the purpose of Section 3(e) of the ISDA Form Master Agreement, each of BSFP and the Counterparty will make the following representations:

          It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this ISDA Form Master Agreement) to be made by it to the other party under this ISDA Form Master Agreement. In making this representation, it may rely on:

               (i) the accuracy of any representations made by the other party pursuant to Section 3(f) of this ISDA Form Master Agreement;

               (ii) the satisfaction of the agreement contained in Section 4(a)(iii) of this ISDA Form Master Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to
          Section 4(a)(iii) of this ISDA Form Master Agreement; and

               (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this ISDA Form Master Agreement;

               provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) of this ISDA Form Master Agreement by reason of material prejudice to its legal or commercial position.

          (b) Payee Representations. For the purpose of Section 3(f) of the ISDA Form Master Agreement, each of BSFP and the Counterparty make the following representations: None.

     Part 3. Documents to be Delivered. For the purpose of Section 4(a)(i) and 4(a)(ii)of the ISDA Form Master Agreement:

         (l) Tax forms, documents, or certificates to be delivered are:


Party required to deliver                Form/Document/Certificate              Date by which to Be
document                                                                        delivered
BSFP and Counterparty                    Any document required or               Promptly after the earlier of (i)
                                         reasonably requested to allow          reasonable demand by either
                                         the other party to make                party or (ii) learning that such


Reference Number: FXNEC4713 - Amended
Conseco Finance Home Equity Loan Trust 2002-A
February 20, 2002
Page 6 of 15


                                         payments under this                    form or document is required
                                         Agreement without any
                                         deduction or withholding for
                                         or on the account of any Tax
                                         or with such deduction or
                                         withholding at a reduced rate

         (2) Other documents to be delivered are:

Party required to deliver    Form/Document/Certificate                          Date by which to be                     Covered by
document                                                                        delivered                               Section 3(d)
                                                                                                                        Representa
                                                                                                                        -tion

BSFP and                     Evidence reasonably satisfactory to the            Upon the execution and                  Yes
Counterparty                 receiving party to evidence the authority of the   delivery of this
                             delivering party or its Credit Support Provider,   Agreement and, if
                             if any, for it to execute and deliver this         requested, upon
                             Agreement, any Confirmation, and any Credit        execution of any
                             Support Documents to which it is a party, and to   Confirmation.
                             evidence the authority of the delivering party
                             or its Credit Support Provider to perform its
                             obligations under this Agreement, such
                             Confirmation and/or Credit Support Document, as
                             the case may be.

BSFP and                     A certificate of an authorized officer of the      Upon the execution and                  Yes
Counterparty                 party, as to the incumbency and authority of the   delivery of this
                             respective persons executing any document on its   Agreement and, if
                             behalf in connection with this Agreement, any      requested, upon
                             Confirmation and any Credit Support Document.      execution of any
                                                                                Confirmation.

BSFP and                     Legal opinion(s) with respect to each party and    Upon the execution and                  No
Counterparty                 its Credit Support Provider, if any, for it in     delivery of this
                             the form and substance reasonably satisfactory     Agreement and, if
                             to the other party to whom such opinion is being   requested, upon
                             delivered relating to the enforceability of the    execution of any
                             party's obligations under this Agreement.          Confirmation


Reference Number: FXNEC4713 - Amended
Conseco Finance Home Equity Loan Trust 2002-A
February 20, 2002
Page 7 of 15



Counterparty                 Copies of closing documents delivered in           Promptly upon request                   Yes
                             connection with the issuance of the Certificates   by BSFP
                             (as defined above) and each other report or
                             other document under the terms of the Pooling
                             and Servicing Agreement, other than those
                             required to be delivered directly by the Trustee
                             to BSFP thereunder


     Part 4. Miscellaneous. Miscellaneous:

         (a) Address for Notices: For the purposes of Section 12(a) of the ISDA Form Master Agreement:


         Address for notices or communications to BSFP:

                  Address:          383 Madison Avenue
                                    New York, NY  10179

                  Attention:        DPC Manager - Suite 2700
                  Facsimile:        212-272-5823
                  Electronic Messaging System Details:

         with a copy to:

                  Address:          One Metrotech Center North,
                                    Brooklyn, New York 11201
                  Attention:        Derivative Operations - 7th Floor
                  Facsimile:        (212) 272-1634
                  (For all purposes)



         Address for notices or communications to the Counterparty:

                  Address:          345 St. Peters Street
                                    Suite 800
                                    St. Paul, MN 55102
                  Attention:        Mr. Tim Jacobson
                  Facsimile No.:    651-293-5695
                  Electronic Messaging System Details:

Reference Number: FXNEC4713 - Amended
Conseco Finance Home Equity Loan Trust 2002-A
February 20, 2002
Page 8 of 15

                  (For all purposes)


          (b) Process Agent. For the purpose of Section 13(c)of the ISDA Form Master Agreement:

               BSFP appoints as its Process Agent: Not Applicable

               Counterparty appoints as its Process Agent: Not Applicable

          (c) Offices. The provisions of Section 10(a) of the ISDA Form Master Agreement will apply to this Agreement.

          (d) Multibranch Party. For the purpose of Section 10(c) of the ISDA Form Master Agreement:

               BSFP is not a Multibranch Party.

               Counterparty is not a Multibranch Party.

          (e)  Calculation Agent. The Calculation Agent is BSFP.

          (f) Credit Support Document. Not applicable for either BSFP or Counterparty.

          (g)  Credit Support Provider.

               In relation to BSFP: Not Applicable

               In relation to Counterparty: Not Applicable

          (h) Governing Law. THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS WHOLLY PERFORMED WITHIN THE STATE OF NEW YORK WITHOUT REFERENCE TO CHOICE OF LAW DOCTRINE.

          (i)  Netting Provisions. The parties agree that subparagraph (ii) of
               Section 2(c) of the ISDA Form Master Agreement will apply.

          (j) "Affiliate" will have the meaning specified in Section 14 of the ISDA Form Master Agreement, provided, that BSFP shall not be deemed to have any Affiliates for purposes of the ISDA Form Master Agreement, including for purposes of Section 6(b)(ii).

     Part 5. Other Provisions.

Reference Number: FXNEC4713 - Amended
Conseco Finance Home Equity Loan Trust 2002-A
February 20, 2002
Page 9 of 15

          (a)  Amendments to Master Agreement.

               (i) Section 3(a) of the ISDA Form Master Agreement shall be amended to include the following additional representations after paragraph 3(a)(v):

                    "(vi) Eligible Contract Participant. It is an "eligible contract participant" as defined in Section 1a (12) of the Commodity Exchange Act (7 U.S.C. 1a), as amended by the Commodity Futures Modernization Act of 2000."

               (ii) Section 3 of the ISDA Form Master Agreement is hereby amended by adding at the end thereof the following subsection (g):

                    "(g) Relationship Between Parties. Each party represents to the other party on each date when it enters into a Transaction that:

                         (1) Nonreliance. (i) It is not relying on any statement
                    or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in this ISDA Form Master Agreement or the Confirmation in respect of that Transaction and (ii) it has consulted with its own legal, regulatory, tax, business, investment, financial and accounting advisors to the extent it has deemed necessary, and it has made its own investment, hedging and trading decisions based upon its own judgment and upon any advice from such advisors as it has deemed necessary and not upon any view expressed by the other party.

                         (2) Evaluation and Understanding.


                         (i) It has the capacity to assess the merits of and to
                    evaluate (internally or through independent professional advice) the Transaction and has made its own decision to enter into the Transaction; and

                         (ii) It understands the terms, conditions and risks of
                    the Transaction. It is willing and able to accept, and accepts, those terms and conditions and is willing and able to assume and assumes those risks, financially and otherwise.

                         (3) Purpose. It is entering into the Transaction for
                    the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.

                         (4) Principal It is entering into the Transaction as
                    principal, and not as agent or in any other capacity, fiduciary or otherwise and the other party is not acting as a fiduciary for or an adviser to it in respect of the Transaction."

               (iii) Section 9(b) of the ISDA Form Master Agreement is amended by adding the following at the end of such Section:

Reference Number: FXNEC4713 - Amended
Conseco Finance Home Equity Loan Trust 2002-A
February 20, 2002
Page 10 of 15

                    "No amendment, modification or waiver in respect of this Master Agreement will be effective unless the Rating Agency Condition is satisfied. In addition no assignment or transfer of this Master Agreement shall be effective unless the Rating Agency Condition is satisfied."

          (b) Non-Petition. BSFP hereby irrevocably and unconditionally agrees that it will not institute against, or join any other person in instituting against or cause any other person to institute against Counterparty, any bankruptcy, reorganization, arrangement, insolvency, or similar proceeding under the laws of the United States, or any other jurisdiction for the non-payment of any amount due hereunder or any other reason until the payment in full of the Certificates (as defined in the Pooling and Servicing Agreement) and the expiration of a period of one year plus ten days (or, if longer, the applicable preference period) following such payment.

          (c) Non-Recourse Provisions. Notwithstanding anything to the contrary contained herein, none of Counterparty or any of its officers, directors, or shareholders (the "Non-recourse Parties") shall be personally liable for the payment by or on behalf of the Counterparty hereunder and BSFP shall be limited to a proceeding against the Collateral or against any other third party other than the Non-recourse Parties and BSFP shall not have the right to proceed directly against Counterparty for the satisfaction of any monetary claim against the Nonrecourse Parties or for any deficiency judgment remaining after foreclosure of any property included in such Collateral and following the realization of the Collateral, any claims of BSFP shall be extinguished.

          (d) Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect and shall remain applicable to all other parties circumstances as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

               The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

          (e) Consent to Telephonic Recording. Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice

Reference Number: FXNEC4713 - Amended
Conseco Finance Home Equity Loan Trust 2002-A
February 20, 2002
Page 11 of 15

               of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

          (f) Waiver of Jury Trial. Each party to this Agreement irrevocably waives any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement; any Credit Support Document or any of the transactions contemplated hereby.

          (g) Confidentiality. Counterparty hereby agrees that it shall not disclose to any third parties any information of a proprietary or financial nature regarding BSFP without the prior written consent of BSFP.

          (h) Limited Set-Off. Notwithstanding any provision of this Agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements. For the avoidance of doubt, the foregoing shall not be construed to limit any right of the parties under this Agreement in respect of Sections 2(a)(iii), Section 2(c), Section 6(e) of the ISDA Form Master Agreement or any other right arising under this Agreement to net amounts payable under this Agreement, whether under Section 2, Section 6, Section 11 of the ISDA Form Master Agreement or otherwise.

 (i)     Additional Definitional Provisions.

         As used in this Agreement, the following terms shall have the meanings set forth below, unless the context clearly requires otherwise:

                    "Fitch" means Fitch , Inc., or any successor

                    "Moody's" means Moody's Investors Services, Inc., or any successor.

                    "Rating Agency Condition" means, with respect to any
               particular proposed act or omission to act hereunder that the party acting or failing to act having consulted with any of the Rating Agencies then providing a rating of the Relevant Certificates and having received from the Rating Agencies, a prior written confirmation that the proposed action or inaction would not cause a downgrade or withdrawal of the then-current rating of the Relevant Certificates.

                    "Rating Agencies" means each of Moody's, S&P and Fitch.

                    "Relevant Certificates" means the Class M-1 Certificates (as defined in the Pooling and Servicing Agreement), CUSIP # 20846Q JL 3.

                    "S&P" means Standard & Poor's Ratings Group, or any
               successor thereto.

Reference Number: FXNEC4713 - Amended
Conseco Finance Home Equity Loan Trust 2002-A
February 20, 2002
Page 12 of 15


          NEITHER THE BEAR STEARNS COMPANIES INC. NOR ANY SUBSIDIARY OR AFFILIATE OF THE BEAR STEARNS COMPANIES INC. OTHER THAN BSFP IS AN OBLIGOR OR A CREDIT SUPPORT PROVIDER ON THIS AGREEMENT OR ANY TRANSACTION COVERED HEREBY.


     5.   Account Details and
         Settlement Information:        Payments to BSFP:
                                        Citibank, N.A., New York
                                        ABA Number: 021-0000-89, for the account of Bear, Steams Securities Corp.
                                        Account Number: 0925-3186, for further
                                        credit to
                                        Bear Steams Financial Products Inc.
                                        Sub-account Number: 102-04654-1-3
                                        Attention: Derivatives Department

                                        Payments to Counterparty:
                                        Please provide to expedite payment.

                                        -----------------------------------

                                        -----------------------------------

This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Counterparty hereby agrees to check this Confirmation and to confirm that the foregoing correctly sets forth the terms of the Transaction by signing in the space provided below and returning to BSFP a facsimile of the fully-executed Confirmation to 212-272-9857. For inquiries regarding U.S. Transactions, please contact Sonya Nugent by telephone at 212-272-8273. For all other inquiries please contact Nichola Murdoch by telephone at 353-1-402-6224. Originals will be provided for your execution upon your request.

Reference Number: FXNEC4713 - Amended
Conseco Finance Home Equity Loan Trust 2002-A
February 20, 2002
Page 13 of 15


We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Very truly yours,

BEAR STEARNS FINANCIAL PRODUCTS INC.

By:   /s/ Kelly Warwick
      ---------------------------
      Name:  Kelly Warwick
      Title: DPC Manager

Counterparty, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.

CONSECO FINANCE HOME EQUITY LOAN TRUST 2002-A
By: U.S. BANK TRUST NATIONAL ASSOCIATION,
not in its individual capacity but solely as Trustee



By:   /s/ Tamara Schultz-Fugh
     ----------------------------
     Name: Tamara Schultz-Fugh
     Title: Vice President

am

Reference Number: FXNEC4713 - Amended
Conseco Finance Home Equity Loan Trust 2002-A
February 20, 2002
Page 14 of 15


                                   SCHEDULE A
         (all such dates subject to adjustment in accordance with the
                            Business Day Convention)


           From and including                        To but excluding               Applicable Notional Amount (USD)
           ------------------                        ----------------               --------------------------------
             Effective Date                           July 15, 2005                           42,000,000.00
             July 15, 2005                           August 15, 2005                          41,343,655.03
            August 15, 2005                         September 15, 2005                        40,623,794.10
           September 15, 2005                        October 15, 2005                         39,916,020.17
            October 15, 2005                        November 15, 2005                         39,220,133.12
           November 15, 2005                        December 15, 2005                         38,535,936.10
           December 15, 2005                         January 15, 2006                         37,863,235.54
            January 15, 2006                        February 15, 2006                         37,201,841.02
           February 15, 2006                          March 15, 2006                          36,551,565.27
             March 15, 2006                           April 15, 2006                          35,912,224.11
             April 15, 2006                            May 15, 2006                           35,283,636.39
              May 15, 2006                            June 15, 2006                           34,665,623.94
             June 15, 2006                            July 15, 2006                           34,058,011.51
             July 15, 2006                           August 15, 2006                          33,460,626.77
            August 15, 2006                         September 15, 2006                        32,873,300.21
           September 15, 2006                        October 15, 2006                         32,295,865.10
            October 15, 2006                        November 15, 2006                         31,728,157.47
           November 15, 2006                        December 15, 2006                         31,170,016.06
           December 15, 2006                         January 15, 2007                         30,621,282.24
            January 15, 2007                        February 15, 2007                         30,081,800.03
           February 15, 2007                          March 15, 2007                          29,552,378.51
             March 15, 2007                           April 15, 2007                          29,031,882.24
             April 15, 2007                            May 15, 2007                           28,520,364.00
              May 15, 2007                            June 15, 2007                           28,017,472.82
             June 15, 2007                            July 15, 2007                           27,523,065.60
             July 15, 2007                           August 15, 2007                          27,037,001.62
            August 15, 2007                         September 15, 2007                        26,559,142.45
           September 15, 2007                        October 15, 2007                         26,089,351.95
            October 15, 2007                        November 15, 2007                         25,627,496.24
           November 15, 2007                        December 15, 2007                         25,173,443.63
           December 15, 2007                         January 15, 2008                         24,727,064.59
            January 15, 2008                        February 15, 2008                         24,288,231.76
           February 15, 2008                          March 15, 2008                          23,856,819.84
             March 15, 2008                           April 15, 2008                          23,432,705.62
             April 15, 2008                            May 15, 2008                           23,015,767.92
              May 15, 2008                            June 15, 2008                           22,605,887.54
             June 15, 2008                            July 15, 2008                           22,202,947.27
             July 15, 2008                           August 15, 2008                          21,806,831.80
            August 15, 2008                         September 15, 2008                        21,417,427.76
           September 15, 2008                        October 15, 2008                         21,034,623.61
            October 15, 2008                        November 15, 2008                         20,658,309.68


Reference Number: FXNEC4713 - Amended
Conseco Finance Home Equity Loan Trust 2002-A
February 20, 2002
Page 15 of 15


           November 15, 2008                        December 15, 2008                         20,288,378.10
           December 15, 2008                         January 15, 2009                         19,924,722.78
            January 15, 2009                        February 15, 2009                         19,567,239.35
           February 15, 2009                          March 15, 2009                          19,215,825.21
             March 15, 2009                           April 15, 2009                          18,870,379.43
             April 15, 2009                            May 15, 2009                           18,530,802.72
              May 15, 2009                            June 15, 2009                           18,196,997.48
             June 15, 2009                            July 15, 2009                           17,868,867.67
             July 15, 2009                           August 15, 2009                          17,546,318.86
            August 15, 2009                         September 15, 2009                        17,229,258.19
           September 15, 2009                        October 15, 2009                         16,917,594.29
            October 15, 2009                        November 15, 2009                         16,611,237.34
           November 15, 2009                        December 15, 2009                         16,310,098.98
           December 15, 2009                         January 15, 2010                         16,014,092.32
            January 15, 2010                         Termination Date                         15,723,131.89

